Market Outlook
Picking Up the Knife
(and starting a fight?)
Mosaic AgCollege
Orlando, FL
January 14, 2014
Michael R. Rahm
Vice President
Market and Strategic Analysis
Andy Jung
Director
Market and Strategic Analysis
Exhibit 99.1

Safe Harbor Statement

This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.  Such statements include, but are not limited to, statements about the proposed acquisition of the Florida phosphate assets and certain related liabilities of CF
Industries, Inc. (“CF”) and the ammonia supply agreements with CF; the benefits of the transactions with CF; future strategic plans and other statements about future financial and operating results. Such statements are based upon the current beliefs and expectations of The Mosaic
Company's management and are subject to significant risks and uncertainties. These risks and uncertainties include but are not limited to risks and uncertainties arising from the possibility that the closing of the proposed phosphate asset acquisition may be delayed or may not occur, including delays arising from any inability to obtain governmental approvals of the transaction on the proposed terms and schedule and the ability to satisfy other closing conditions; difficulties with realization of the benefits of the transactions with CF, including the risks that the acquired assets may not be integrated successfully or that the cost or capital savings from the transactions may not be fully realized or may take longer to realize than expected, regulatory agencies might not take, or might delay, actions with respect to permitting or regulatory enforcement matters that are necessary for Mosaic to fully realize the benefits of the transactions including replacement of CF’s escrowed financial assurance funds, or the price of natural gas or ammonia changes to a level at which the natural gas based pricing under one of the long term ammonia supply agreements with
CF becomes disadvantageous to Mosaic; customer defaults; the effects of our decisions to exit business operations or locations; the predictability and volatility of, and customer expectations about, agriculture, fertilizer, raw material, energy and transportation markets that are subject to competitive and other pressures and economic and credit market conditions; the level of inventories in the distribution channels for crop nutrients;
changes in foreign currency and exchange rates; international trade risks; changes in government policy; changes in environmental and other governmental regulation, including greenhouse gas regulation, implementation of numeric water quality standards for the discharge of nutrients into
Florida waterways or possible efforts to reduce the flow of excess nutrients into the Mississippi River basin or the Gulf of Mexico; further developments in judicial or administrative proceedings, or complaints that Mosaic's operations are adversely impacting nearby farms, business operations or properties; difficulties or delays in receiving, increased costs of or challenges to necessary governmental permits or approvals or increased financial assurance requirements; resolution of global tax audit activity; the effectiveness of the Company's processes for managing its strategic priorities; the ability of the Northern Promise joint venture among Mosaic, Ma'aden and SABIC to obtain project financing in acceptable amounts and upon acceptable terms, the future success of current plans for the joint venture and any future changes in those plans; adverse weather conditions affecting operations in Central Florida or the Mississippi River basin or the Gulf Coast of the United States, and including potential hurricanes, excess rainfall or drought; actual costs of various items differing from management's current estimates, including, among others, asset retirement, environmental remediation, reclamation or other environmental regulation, Canadian resources taxes and royalties, or the liabilities Mosaic is assuming in the proposed phosphate assets acquisition; brine inflows at Mosaic's Esterhazy, Saskatchewan, potash mine or other potash shaft mines; other accidents and disruptions involving Mosaic's operations, including potential mine fires, floods, explosions, seismic events or releases of hazardous or volatile chemicals, as well as other risks and uncertainties reported from time to time in The Mosaic Company's reports filed with the Securities and Exchange Commission.  Actual results may differ from those set forth in the forward-looking statements.

Welcome to AgCollege
We value our “relationship”
(a short story)
We greatly appreciate your business and want
to see us both succeed by delivering
innovative solutions & value to our customers
Introducing Andy Jung
An explanation of the title of our presentation
Preliminaries

An explanation of the title of our presentation

MOP
2011 Peak:      $560
2013 Trough:   $310
Change:          -45%
Current:           $320
Change:            +3%
Urea
2012 Peak:      $740
2013 Trough:   $280
Change:          -62%
Current:           $390
Change:          +39%
DAP
2011 Peak:      $660
2013 Trough:   $340
Change:          -48%
Current:           $439
Change:          +29%
Let it hit the floor and pick it up
100
200
300
400
500
600
700
05 06 07 08 09 10 11 12 13 14
$ Ton/ne
Plant Nutrient Prices
Urea - fob NOLA DAP - fob Tampa MOP - c&f Brazil
Source: Fertecon, CRU, FMB and ICIS

Agricultural Situation and Outlook Phosphate Situation and Outlook Potash Situation and Outlook Factors to Watch and Handicap Q&A Agenda Mike Andy Mike Andy

Agricultural Situation and Outlook

Key Features and Take Aways
Record-smashing global harvest and large stock build in 2013/14
– Record harvested area and yield
– Significant pent-up demand
– How low will prices have to fall in order to clear markets?
• Need to reach the trigger point that unleashes pent-up demand and dulls supply growth
• More downside but no collapse in agricultural commodity prices
All eyes on the corn market
– Great news from the January 10 USDA reports, but . . .
– Large stock build this year and the potential for another significant build in 2014/15
– Changes in U.S. 2014 blending mandate – impact more psychological than fundamental for now
– Chinese imports a bigger concern
– Fewer corn acres needed in 2014, but what will farmers plant
A wide range of potential outcomes in 2014/15
Food story still intact in the long run
Less robust but still constructive plant nutrient demand drivers
– Decent plant nutrient affordability
– Lower but continued profitable farm economics
– Elevated farm income and strong balance sheets

The view from 60,000 feet (dumping all crops in the same basket)

The world harvested a monster crop in 2013/14 due to record
harvested area and yield.
Last year’s smaller than expected crop (but still the second largest!) resulted in record prices for several commodities.
Record prices destroyed demand and allocated smaller supplies to their highest valued uses.  Global use increased just 0.4%
compared to a CAGR of 2.4% during the previous five years.  Use is projected to increase 4.3% in 2013/14 due to pent-up demand.
This year’s record crop is big enough to meet the rebound in demand (two year’s worth) and rebuild the all of the inventory drawn-downs during the last three years.
2.40
2.50
2.60
2.70
2.80
2.90
3.00
3.10
3.20
800
820
840
860
880
900
920
940
00 01 02 03 04 05 06 07 08 09 10 11 12 13E
MT Ha Mil Ha
World Grain and Oilseed Area and Yields
Harvested Area Yield Trend
Source:  USDA
2.0
2.1
2.2
2.3
2.4
2.5
2.6
2.7
2.8
2.9
3.0
00 01 02 03 04 05 06 07 08 09 10 11 12 13E
Bil Tonnes
World Grain and Oilseed Production
Production Use
Source:  USDA
607
580
494
407
470
463
427
439
515
571
550
535
515
570
15.0%
17.5%
20.0%
22.5%
25.0%
27.5%
30.0%
350
400
450
500
550
600
650
00 01 02 03 04 05 06 07 08 09 10 11 12 13E
Percent
Mil Tonnes
World Grain & Oilseed Stocks
Stocks Percent of Use
Source: USDA

A different question this year

2012/13:  How high to allocate the short crop to its highest valued uses?
2013/14:  How low to unleash pent-up demand and dull supply growth?
HRW Wheat
2012/13:  $8.20
Current:   $6.26
2013/14:   ????
Corn
2012/13:  $6.79
Current:   $4.33
2013/14:   ????
Soybeans
2012/13: $14.74
Current:  $13.04
2013/14:    ????
3.0
3.5
4.0
4.5
5.0
5.5
6.0
6.5
7.0
7.5
8.0
8.5
Jan-10 Jan-11 Jan-12 Jan-13 Jan-14
$ BU
Corn
Daily Close of Nearby Futures Contract
Source: CBOT
9.0
10.0
11.0
12.0
13.0
14.0
15.0
16.0
17.0
18.0
Jan-10 Jan-11 Jan-12 Jan-13 Jan-14
$ BU
Soybean Price
Daily Close of Nearby Futures Contract
Source: CBOT
4.5
5.0
5.5
6.0
6.5
7.0
7.5
8.0
8.5
9.0
9.5
10.0
Jan-10 Jan-11 Jan-12 Jan-13 Jan-14
$ BU
HRW Wheat Price
Daily Close of Nearby Futures Contract
Source: KCBOT

Other agricultural commodity prices also are lower

9.5
10.5
11.5
12.5
13.5
14.5
15.5
16.5
17.5
18.5
Jan-10
Jan-11 Jan-12 Jan-13 Jan-14
CTS/LB
Rice (#2) Price
Daily Close of Nearby Futures Contract
Source: CME
12
15
18
21
24
27
30
33
36
Jan-10 Jan-11 Jan-12 Jan-13 Jan-14
CTS/LB
Sugar (#11) Price
Daily Close of Nearby Futures Contract
Source: ICE
2000
2250
2500
2750
3000
3250
3500
3750
4000
4250
Jan-10 Jan-11 Jan-12 Jan-13 Jan-14
RM/
Tonne
Palm Oil Price
Daily Close of Nearby Futures Contract
Source: Kuala Lumpur Exchange
60
80
100
120
140
160
180
200
220
Jan-10 Jan-11 Jan-12 Jan-13 Jan-14
CTS/LB
Cotton Price
Daily Close of Nearby Futures Contract
Source: ICE
100
120
140
160
180
200
220
240
260
280
300
320
340
Jan-10 Jan-11 Jan-12 Jan-13 Jan-14
CTS/LB
Coffee Price
Daily Close of Nearby Futures Contract
Source: ICE
350
400
450
500
550
600
650
700
Jan-10 Jan-11 Jan-12 Jan-13 Jan-14
C$/MT
Canola
Daily Close Cash Price
Source:  WCE

Markets sending weaker signals this year

3.50
4.00
4.50
5.00
5.50
6.00
6.50
7.00
7.50
8.00
J A S O N D J F M A M J
US$ BU
New Crop Corn Prices
Daily Close of the New Crop Option Jul 1 to Jun 30
2008 2012 2013 2014
Source: CME
8.0
9.0
10.0
11.0
12.0
13.0
14.0
15.0
16.0
17.0
J A S O N D J F M A M J
US$ BU
New Crop Soybean Prices
Daily Close of the New Crop Option Jul 1 to Jun 30
2008 2012 2013 2014
Source: CME
1.9
2.0
2.1
2.2
2.3
2.4
2.5
2.6
2.7
Jul-13 Aug-13 Sep-13 Oct-13 Nov-13 Dec-13 Jan-14
Close of New Crop Futures Soybean:Corn Ratio
2013 2014
Source: CME
4.00
5.00
6.00
7.00
8.00
9.00
10.00
11.00
12.00
13.00
J A S O N D J F M A M J
US$ BU
New Crop Hard Red Winter Wheat Prices
Daily Close of the New Crop Option Jul 1 to Jun 30
2008 2012 2013 2014
Source: CME

All eyes on the corn market

The USDA’s January 10 reports delivered good news for
the crop input supply industry.  Lower projected U.S.
production and inventories as well as a bump in use
caused a sharp rally in corn prices and eased fears that
corn could drop to less than $4 bu heading into the
spring planting season.
However, world and U.S. corn inventories still are
projected to increase sharply due to the bumper U.S.
crop as well as record crops in other parts of the world
such as Brazil.  Market is expected to closely watch
South American crop progress, U.S. Prospective
Plantings survey results and Chinese imports for future
direction.
0
7
14
21
28
35
42
49
56
63
70
0.0
0.5
1.0
1.5
2.0
2.5
3.0
3.5
4.0
4.5
5.0
70 73 76 79 82 85 88 91 94 97 00 03 06 09 12
Percent
Bil Bu
U.S. Corn Stocks
Stocks Percent of Use
Source: USDA
5%
10%
15%
20%
25%
30%
35%
40%
45%
50%
0
25
50
75
100
125
150
175
200
225
70 73 76 79 82 85 88 91 94 97 00 03 06 09 12
Percent Mil Tonnes World Corn Stocks
Stocks Percent of Use
Source: USDA
0
2
4
6
8
10
12
14
70 74 78 82 86 90 94 98 02 06 10
Bil Bu
U.S. Corn Use
Exports Feed and Residual Food & Industrial
Source: USDA

Impact of a lower ethanol RFS is more psychological
than economic at this point

The ethanol blending mandate was
scheduled to increase to 14.4
billion gallons in 2014, but the EPA
has proposed to lower the RFS to
13.01 billion gallons in order to
align it more closely with the E10
blend wall (current U.S. gasoline
demand is about 133 billion
gallons).
The 1.3 billion gallon decline is
equal to about 465 million bushels
of corn or almost 3 million
harvested acres.  However,
ethanol production never would
have increased by this amount due
to the E10 blend wall.  The change
likely will have a much greater
psychological impact than
fundamental impact on the corn
market.
EISA 2007 RFS2 & Proposed Adjustments
EPAct Total
Advanced Biofuel
Conventional
2005 Renewable Total or Total Less
Year RFS1 Fuel Advanced Cellulosic Advanced
2006 4.00 na na na na na
2007 4.70 na na na na na
2008 5.40 9.00 na na na 9.00
2009 6.10 11.10 0.60 na 0.33 10.50
2010 6.80 12.95 0.95 0.01 0.82 12.00
2011 7.40 13.95 1.35 0.01 0.80 12.60
2012 7.50 15.20 2.00 0.09 1.00 13.20
2013 tbd 16.55 2.75 0.14 1.28 13.80
2014F tbd 15.21 2.20 0.17 1.28 13.01
2015F tbd 20.50 5.50 3.00 tbd 15.00
2016F tbd 22.25 7.25 4.25 tbd 15.00
2017F tbd 24.00 9.00 5.50 tbd 15.00
2018F tbd 26.00 11.00 7.00 tbd 15.00
2019F tbd 28.00 13.00 8.50 tbd 15.00
2020F tbd 30.00 15.00 10.50 tbd 15.00
2021F tbd 33.00 18.00 13.50 tbd 15.00
2022F tbd 36.00 21.00 16.00 tbd 15.00
Source: Energy Policy Act of 2005 (EPACT 2005) and Energy Independence and Security Act of 2007
(EISA 2007), EPA-420-F-10-007, and Mosaic estimate.
Biomass-
Based Diesel

Fewer U.S. corn acres are needed in 2014/15 -- if
yield equals trend and demand remains at high levels

14/15 Scenarios
(mil bu)
05/06 06/07 07/08 08/09 09/10 10/11 11/12 12/13 13/14F #1 #2 #3
Acreage and Yield
Planted (mil acres) 81.8 78.3 93.5 86.0 86.4 88.2 91.9 97.2 95.4 95.0 91.0 87.6
Harvested (mil acres) 75.1 70.6 86.5 78.6 79.5 81.4 84.0 87.4 87.7 86.9 83.3 80.2
Yield (bu/acre) 147.9 149.1 150.7 153.9 164.7 152.8 147.2 123.4 158.8 165.7 165.7 165.7
Harvested Ratio (%)
91.9% 90.2% 92.5% 91.4% 92.0% 92.4% 91.4% 89.9% 91.9% 91.5% 91.5% 91.5%
Supply
Beginning Stocks 2,114 1,967 1,304 1,624 1,673 1,708 1,128 989 821 1,631 1,631 1,631
Production 11,112 10,531 13,038 12,092 13,092 12,447 12,360 10,780 13,925 14,403 13,797 13,285
Imports 9 12 20 14 8 28 29 162 35 15 15 15
Total 13,235 12,510 14,361 13,729 14,773 14,182 13,517 11,932 14,781 16,050 15,443 14,931
Use
Feed & Residual 6,115 5,540 5,858 5,182 5,126 4,799 4,557 4,335 5,300 5,300 5,300 5,300
FIS 3,019 3,541 4,442 5,025 5,961 6,425 6,428 6,044 6,400 6,300 6,300 6,300
Ethanol for Fuel 1,603 2,119 3,049 3,709 4,591 5,019 5,011 4,650 4,900
4,800 4,800 4,800
Exports 2,134 2,125 2,437 1,849 1,979 1,830 1,543 731 1,450 1,700 1,700 1,700
Total 11,268 11,207 12,737 12,056 13,066 13,055 12,528 11,110 13,150 13,300 13,300 13,300
Ending Stocks 1,967 1,304 1,624 1,673 1,708 1,128 989 821 1,631 2,750 2,143 1,631
Stocks as % of Use 17.5% 11.6% 12.8% 13.9% 13.1% 8.6% 7.9% 7.4% 12.4% 20.7% 16.1% 12.3%
USDA

A large rebound in global soybean stocks largely due
to record South American production

0%
5%
10%
15%
20%
25%
30%
35%
0
10
20
30
40
50
60
70
80
70 73 76 79 82 85 88 91 94 97 00 03 06 09 12
Percent
Mil Tonnes
World Soybean Stocks
Source: USDA
0
5
10
15
20
25
30
0
100
200
300
400
500
600
70 73 76 79 82 85 88 91 94 97 00 03 06 09 12
Percent Mil Bu
U.S. Soybean Stocks
Source: USDA
0
20
40
60
80
100
120
140
160
70 73 76 79 82 85 88 91 94 97 00 03 06 09 12
Mil Tonnes
South American Soybean Production
Brazil Argentina Paraguay
Source: USDA
Stocks Percent of Use
Mil Bu Percent of Use

Oh Canada!  What a wheat (and canola) crop

12%
15%
18%
21%
24%
27%
30%
33%
36%
39%
0
25
50
75
100
125
150
175
200
225
70 73 76 79 82 85 88 91 94 97 00 03 06 09 12
Percent
Mil Tonnes
World Wheat Stocks
Stocks Percent of Use
Source: USDA
0
10
20
30
40
50
60
70
80
90
100
0.0
0.2
0.4
0.6
0.8
1.0
1.2
1.4
1.6
1.8
2.0
70 73 76 79 82 85 88 91 94 97 00 03 06 09 12
Percent
Bil Bu
U.S. Wheat Stocks
Bil Bu Percent of Use
Source: USDA
0
5
10
15
20
25
30
35
40
70 73 76 79 82 85 88 91 94 97 00 03 06 09 12
Mil Tonnes
Canada Wheat Production
Source: USDA
0
2
4
6
8
10
12
14
16
18
20
70 73 76 79 82 85 88 91 94 97 00 03
Mil Tonnes
Canada Rapeseed Production
Source: USDA
06 09 12

A wide range of potential outcomes in 2014/15, but
likely case illustrates the challenge of the food story

607
580
494
407
470
463
427
439
515
571
550
535
515
570
350
400
450
500
550
600
650
00 01 02 03 04 05 06 07 08 09 10 11 12 13E 14F
Mil Tonnes
World Grain & Oilseed Stocks
Historical 2014/15 Range 2014/15 Medium Scenario
Source: USDA and Mosaic
2014/15 Grain and Oilseed Scenario Assumptions
Low Medium High
Harvested Area Change -0.50% 0.00% 0.50%
Yield Deviation from Trend * Largest Negative 0.00 Largest Positive
Demand Growth 2.0% 2.5% 3.0%
* Trend yield for 2000/01 to 2012/13 crop years.

Food story still intact in the long run

1,000
1,500
2,000
2,500
3,000
3,500
80 85 90 95 00 05 10 20F 30F
Mil Tonnes
Source:  USDA and Mosaic
World Grain and Oilseed Use
Actual for Biofuels Actual Forecast for Biofuels Forecast
1.75
2.00
2.25
2.50
2.75
3.00
3.25
3.50
3.75
775
800
825
850
875
900
925
950
975
80 85 90 95 00 05 10 20F 30F
MT Ha Mil Ha
World Harvested Area and Average Yield
Actual  Area Forecast Area Actual Yield
Required Yield 1980-10 Yield Trend

Less robust but still constructive demand drivers

0.50
0.75
1.00
1.25
1.50
1.75
05 06 07 08 09 10 11 12 13 14
Plant Nutrient Affordability
Plant Nutrient Price Index / Crop Price Index
Affordability Metric Average
Source: Weekly Price Publications, CME,
USDA, AAPFCO, Mosaic
0%
5%
10%
15%
20%
25%
30%
35%
0
20
40
60
80
100
120
140
80 83 86 89 92 95 98 01 04 07 10 13F
Debt:Asset
Ratio
Bil $
U.S. Net Cash Farm Income
Government Payments Debt:  Asset Ratio
Source: USDA
$0
$200
$400
$600
$800
$1,000
05/06 06/07 07/08 08/09 09/10 10/11 11/12 12/13 13/14F 14/15F
$ Acre
Source:  Iowa State University, USDA and Mosaic
Estimated Return After Variable Cost
for a U.S. Midwest High Yield Farm Operation
Soybeans
Corn Corn Following Corn
Market

Phosphate Situation and Outlook

Key Features and Take Aways
Prices have rallied ~$75-$100 tonne since the end of November
Positive demand prospects
– Less robust but still constructive demand drivers
– Record global shipments and a rebound in trade in 2014
Lean channel inventories worldwide (China the notable exception)
– Limited livin’ off the pipeline this year
–
The knife has hit the floor and buyers are picking it up (i.e. positioning product for the upcoming season)
– India case study:  a rebound in shipments and imports are expected beginning in Q2
China export policies/economics likely will set a price ceiling
Still several uncertainties and caution flags
– The direction of agricultural commodity prices
– Indian 2014/15 phosphate subsidy
– New supplies
• Continued ramp-up of Ma’aden production and additional finished product and possibly acid capacity in Morocco
• Indian JV acid plants in Tunisia (Tifert) and Jordan (Jifco)
– Raw materials costs (sulphur has roared higher over the past couple of months)
–
Macroeconomic backdrop and impact on exchange rates (especially the Indian rupee)
Bottom line:  Tight near term with China economics likely setting the ceiling later in 2014

Prices have rallied ~$70-$100 since the end of
November

100
200
300
400
500
600
05 06 07 08 09 10 11 12 13 14
$ ST
Weekly DAP Prices
Central Florida Rail
Source: Green Markets
100
200
300
400
500
600
05 06 07 08 09 10 11 12 13 14
$ ST
Weekly DAP Prices
NOLA Barge
Source: Green Markets
200
300
400
500
600
700
05 06 07 08 09 10 11 12 13 14
$ MT
Weekly DAP Prices
fob Tampa
Source: Fertecon

0
5,000
10,000
15,000
20,000
25,000
30,000
2008 2009 2010 2011 2012 2013
India Retail Plant Nutrient Prices
Urea MOP DAP
INR / MT
Source: FAI, Mosaic
0.0
1.0
2.0
3.0
4.0
5.0
6.0
7.0
8.0
00 01 02 03 04 05 06 07 08 09 10 11 12 13 14
YTD
Mil Tonnes
India DAP Imports
Actual
Forecast
Source: FAI, Mosaic
Fertilizer Year Ending March 31
0.0
1.0
2.0
3.0
4.0
5.0
6.0
7.0
8.0
9.0
00 01 02 03 04 05 06 07 08 09 10 11 12 13 14
YTD
Mil Tonnes
India Urea Imports
Actual Forecast
Source: FAI, Mosaic
Fertilizer Year Ending March 31
0.0
1.0
2.0
3.0
4.0
5.0
6.0
7.0
00 01 02 03 04 05 06 07 08 09 10 11 12 13 14
YTD
Mil Tonnes
India MOP Imports
Actual Forecast
Source: FAI, Mosaic
Fertilizer Year Ending March 31
What drove the decline in global DAP pricing?
Collapse of Indian Import Demand

Livin’ off the Pipeline:  India DAP Example

Million Tonnes DAP 2013/14E 2014/15
Producer/Importer Beginning Inventory 1.45
Production 3.67
Imports 3.90
Producer/Importer Sales to Retailer Dealers 7.82
Retail Dealer Sales to Farmers 9.82
Retail Inventory Change -2.00
Producer/Importer Ending Inventory 1.20
Producer/Importer Inventory Change -0.25
Total Pipeline Inventory Change -2.25
Our Delhi team estimates that DAP demand by farmers remains strong due to an outstanding monsoon and profitable farm economics.  The government has raised minimum support prices for major crops, retail urea prices remain stable at the extremely low level of $80-$85 per tonne, and retail P&K prices, while up sharply from pre-
reform levels, have declined modestly in 2013/14. As a result, retail dealer DAP sales to farmers are projected to total 9.8 million tonnes this fertilizer year.
Producer and importer sales, however, are projected to drop to 7.8 million tonnes, implying a retail inventory decline of 2.0 million tonnes.  In addition, producer/importer inventories also are projected to decline 250,000 tonnes in 2013/14.

Which Led to a Tale of Two Hemispheres

Americas – Strong Demand in 2013
and Outstanding Prospects Remain
0.0
0.2
0.4
0.6
0.8
1.0
1.2
Jul Aug Sep Oct Nov Dec Jan Feb Mar Apr May Jun
Mil Tons U.S. DAP and MAP/MES Shipments
MIN MAX Range (05/06-11/12)
2012/13
7-Yr Olympic Avg
Source: TFI and Mosaic
0.0
0.2
0.4
0.6
0.8
1.0
1.2
Jul Aug Sep Oct Nov Dec Jan Feb Mar Apr May Jun
Mil Tons
U.S. DAP and MAP/MES Shipments
MIN MAX Range (06/07-12/13) 2013/14 7-Yr Olympic Avg
Source: TFI and Mosaic
3.0
4.5
6.0
7.5
9.0
10.5
12.0
3.0
3.5
4.0
4.5
5.0
5.5
6.0
95 97 99 01 03 05 07 09 11 13 15F
Mil Tons
Product
Mil Tons
P
2
O
5
NA Phosphate Use and
DAP/MAP/MES/TSP Shipments
Phosphate Use Phosphate Product Shipments
Source: AAPFCO, TFI, IFA and Mosaic
Fertilizer Year Ending June 30

Actual
Forecast
Shipments 13/14 Shipments 13/14 Shipments 13/14
Jun-May % Chg Jun-Nov % Chg Dec-May % Chg.
2005/06 8,218 18% 3,726 22% 4,492 14%
2006/07 8,485 14% 3,600 27% 4,885 5%
2007/08 9,507 2% 4,639 -2% 4,868 5%
2008/09 6,415 51% 3,040 50% 3,375 51%
2009/10 8,078 20% 3,573 27% 4,505 13%
2010/11 9,673 0% 4,355 5% 5,317 -4%
2011/12 9,042 7% 4,556 0% 4,486 14%
2012/13 10,076 -4% 4,983 -9% 5,094 0%
2013/14F 9,668 n/a 4,555 n/a 5,113 n/a
7-yr Oly Avg
8,957 8% 4,145 10% 4,768 7%
1000 tons of DAP, MAP, TSP, MES
North American Domestic Phosphate Shipments
Which Led to a Tale of Two Hemispheres
26
Americas – Strong Demand in 2013
and Outstanding Prospects Remain
0.0
1.0
2.0
3.0
4.0
5.0
6.0
Jun-Nov 2013 Dec-May 2014 F
Mil Tons
North American Phosphate Product Shipments
7-Yr Min-Max Range 2013/14 7-Yr Olympic Average

Which Led to a Tale of Two Hemispheres

Americas – Strong Demand in 2013
and Outstanding Prospects Remain
0
100
200
300
400
500
600
700
800
Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec
1000 Tonnes
Brazil DAP/MAP/TSP Imports
Min/Max Range (2008-2012)
2013 Fcst
7-Yr Olympic Average
Source: Brazil Mosaic
0.0
0.5
1.0
1.5
2.0
2.5
3.0
3.5
4.0
4.5
5.0
00 01 02 03 04 05 06 07 08 09 10 11 12 13F 14F
MMT Brazil DAP/MAP/TSP Imports
DAP MAP/MES TSP
Souce: Fertecon, ANDA, Mosaic

India DAP Pipeline Example: 2014/15

Million Tonnes DAP 2013/14E 2014/15F
Producer/Importer Beginning Inventory 1.45 1.20
Production 3.67 3.80
Imports 3.90 5.70
Producer/Importer Sales to Retailer Dealers 7.82 9.70
Retail Dealer Sales to Farmers 9.82 10.30
Retail Inventory Change -2.00 -0.60
Producer/Importer Ending Inventory 1.20 1.00
Producer/Importer Inventory Change -0.25 -0.20
Total Pipeline Inventory Change -2.25 -0.85
India will have a limited ability to further draw down pipeline inventories to meet farmer demand, and we expect marked improvement in imports even under the assumption that they can flush the pipeline further (to the tune of nearly 1 million tonnes).

Will Likely Remain a Tale of Two Hemispheres, but
the Beginning of a Recovery in India

The exchange rate remains a risk to the
forecast, as depreciation of the Rupee
was a primary driver of lower Indian
imports in 2013.
Changes to the subsidy regime could
also play a role, with election year
politics another wildcard.
1.2
1.8
1.3
3.3
3.6
5.5
3.8
4.2
2.6
3.4
1.2
1.0 1.5
3.0
2.2
2.1
3.4
1.5
1.2
2.3
0.0
1.0
2.0
3.0
4.0
5.0
6.0
7.0
8.0
06 07 08 09 10 11 12 13 14F 15F
Mil Tonnes
Fertilizer Year Ending March 31
India DAP Imports
Kariff (Apr 1-Sep 30)
Rabi (Oct 1-Mar 31)
Source: FAI and Mosaic India
38
43
48
53
58
63
68
A-03 N-04 F-06 M-07 A-08 N-09 F-11 M-12 A-13 N-14 F-16
INR/US$
India Forex
November Fcst
December Fcst
Source: IHS Global
0
200
400
600
800
1,000
1,200
1,400
1,600
Apr May Jun Jul Aug Sep Oct Nov Dec Jan Feb Mar
1000 Tonnes
India DAP Imports
Source: FAI

No More Living off the Pipeline, so:
Record Shipments and a Rebound in Import Demand

51
47
53
59
62
63
63-64
64-66
30
35
40
45
50
55
60
65
70
00 01 02 03 04 05 06 07 08 09 10 11 12 13F 14F
Global Phosphate Shipments
Likely Scenario
MMT Product
DAP/MAP/MES/TSP
Source: Fertecon & Mosaic
0
5
10
15
20
25
00 01 02 03 04 05 06 07 08 09 10 11 12 13F 14F
MMT
Source:  CRU/FRC and Mosaic
Global Phosphate Import Demand
Likely Scenario excluding China
Asia and Oceania Latin America Europe Mideast
Africa North America FSU

2014 Wildcard: China’s exports likely will cap the
recent rally in DAP prices later in 2014

Chinese phosphates exports declined in 2013 due to a
combination of lower Indian imports and profitability issues during a period of falling prices.
Export tariffs have been set for 2014. While lower than last year, the tariff appears to remain prohibitive during the
‘high tax’ season.
High-Tax
0.0
1.0
2.0
3.0
4.0
5.0
6.0
7.0
95 97 99 01 03 05 07 09 11 13
YTD
Mil Tonnes
China DAP/MAP/TSP Exports
Actual Forecast
Source: Fertecon, China Customs, Mosaic
($160)
($140)
($120)
($100)
($80)
($60)
($40)
($20)
$0
$20
$40
$60
$300 $325 $350 $375 $400 $425 $450 $475 $500
$ Tonne
DAP CNF India
Chinese FOB Gross Export Margin to India
Integrated
Non-Integrated
Source: Mosaic
Product
Urea
DAP/MAP
TSP/SSP
MOP/SOP
NPKs
NPs
PKs
Amm Chloride
CNY 600/tonne
30%
CNY 50/tonne 15% + CNY 50/tonne
16 May-15 Oct 1 Jan-15 May / 16 Oct-31 Dec
5%
5%
16 May-15 Oct 1 Jan-15 May / 16 Oct-31 Dec
5%
CNY 50/tonne 15% + CNY 50/tonne
CNY 40/tonne 15% + CNY 40/tonne
Jul-Oct Jan-Jun / Nov-Dec
Chinese Export Tariffs for 2014
Off Season Peak Season

Potash Situation and Outlook

Key Features and Take Aways
Prices likely at or near a floor
Expected demand rebound in response to lower prices in 2014
– Less robust but still constructive demand drivers
– Rebound led by the “Big Six”
Large producer but lean channel inventories worldwide
Trigger event required to get product moving down the pipeline
–
2014 FH China contract settlement (following recently announced North American fill prices)
– More clarity/certainty about agricultural commodity prices following the January 10 USDA reports
– BPC 2.0:  potential significant impact on psychology/sentiment but not on market fundamentals
Still several uncertainties and caution flags
– Agricultural commodity prices
• Size of the Southern Hemisphere crop
•
2014 U.S. Prospective Plantings report (March 31)
•
China corn imports (resolution to the GMO issue)
• Instincts of the speculative herd
– Indian 2014/15 potash subsidy
– Impact of two Canpotex proving runs
–
Macroeconomic backdrop (especially impact on exchange rates)
Bottom line: stable near term price outlook with modest upside risk later in 2014

Prices likely at or near a bottom

100
200
300
400
500
600
700
100
200
300
400
500
600
700
00 01 02 03 04 05 06 07 08 09 10 11 12 13 14
$ MT c&f
Brazil
$ ST fob
Midwest
Terminal
Blend Grade Muriate of Potash Prices
fob U.S. Midwest Warehouse c&f Brazil
Source: Green Markets and ICIS

Demand rebound in response to lower prices in 2014

54
50
30
53
55
51
54-55
-59
25
30
35
40
45
50
55
60
00 01 02 03 04 05 06 07 08 09 10 11 12 13E 14F
Global Potash Shipments
Likely Scenario
MMT Product
KCl
Source: Fertecon and Mosaic
57
0
5
10
15
20
25
30
35
40
00 01 02 03 04 05 06 07 08 09 10 11 12 13E 14F
MMT KCl
Global Potash Import Demand
Likely Scenario excluding Canada => U.S.
Asia/Oceania Latin America Europe/FSU North America Other
Source: Fertecon and Mosaic

Rebound led by the “Big Six”
0.0
1.0
2.0
3.0
4.0
5.0
6.0
7.0
8.0
9.0
00 01 02 03 04 05 06 07 08 09 10 11 12 13E 14F
MMT Brazil MOP Import Demand
Source: Fertecon and Mosaic
0.0
1.0
2.0
3.0
4.0
5.0
6.0
7.0
8.0
9.0
10.0
00 01 02 03 04 05 06 07 08 09 10 11 12 13E 14F
MMT China Net MOP Import Demand
Source: Fertecon and Mosaic
0.0
1.0
2.0
3.0
4.0
5.0
6.0
7.0
00 01 02 03 04 05 06 07 08 09 10 11 12 13E 14F
MMT India MOP Import Demand
Source: Fertecon and Mosaic
0.0
1.0
2.0
3.0
4.0
5.0
6.0
00 01 02 03 04 05 06 07 08 09 10 11 12 13E 14F
MMT Indonesia/Malaysia MOP Import Demand
Source: Fertecon and Mosaic

Large expected rebound in NA exports in response

North American MOP Exports
Mil Tons
KCl
Source: IPNI and Mosaic
0.0
0.2
0.4
0.6
0.8
1.0
1.2
1.4
1.6
Jul Aug Sep Oct Nov Dec Jan Feb Mar Apr May Jun
MIN MAX Range (05/06-11/12) 2012/13 7-Yr Olympic Avg
0
2
4
6
8
10
12
14
96 97 98 99 00 01 02 03 04 05 06 07 08 09 10 11 12 13 14F15F
Mil Tons
KCl
North American MOP Exports
U.S. Canada
Source: IPNI and Mosaic
Fertilizer Year Ending June 30
Mil Tons
KCl
North American MOP Exports
Source: IPNI and Mosaic
0.0
0.2
0.4
0.6
0.8
1.0
1.2
1.4
1.6
Jul Aug Sep Oct Nov Dec Jan Feb Mar Apr May Jun
MIN MAX Range (06/07-12/13) 2013/14 7-Yr Olympic Avg
0.0
0.2
0.4
0.6
0.8
1.0
1.2
1.4
1.6
Jul
2008/09
Jan Jul
2009/10
Jan Jul
2010/11
Jan Jul
2011/12
Jan Jul
2012/13
Jan Jul
2013/14
Jan
Mil Tonnes KCl
North America MOP Exports
Source: IPNI

Actual
Forecast
Shipments 13/14 Shipments 13/14 Shipments 13/14
Jun-May % Chg Jun-Nov % Chg Dec-May % Chg.
2005/06 9,050 10% 4,355 7% 4,695 13%
2006/07 11,205 -11% 4,376 6% 6,829 -22%
2007/08 10,653 -7% 4,698 -1% 5,955 -11%
2008/09 5,764 73% 3,953 17% 1,811 193%
2009/10 7,671 30% 2,112 120% 5,558 -5%
2010/11 10,681 -7% 4,701 -1% 5,980 -11%
2011/12 8,667 15% 4,577 1% 4,090 30%
2012/13 10,092 -1% 4,867 -5% 5,225 1%
2013/14F 9,945 n/a 4,645 n/a 5,300 n/a
7-yr Oly Avg
9,553 4% 4,461 4% 5,362 -1%
1000 tons of MOP
North American Domestic Muriate of Potash Shipments
Rebound led by the “Big
Six”
including
high and
steady NA shipments
38
5
6
7
8
9
10
11
12
13
0
1
2
3
4
5
6
7
8
96 97 98 99 00 01 02 03 04 05 06 07 08 09 10 11 12 13 14F15F
Mil Tons
KCl
Mil Tons
K
2
O
North American Potash Use and MOP Shipments
Ag Use (L) Total Shipments (R)
Source: IPNI and Mosaic
Fertilizer Year Ending June 30
0.0
1.0
2.0
3.0
4.0
5.0
6.0
7.0
8.0
Jun-Nov 2013 Dec-May 2014 F
Mil Tons KCl
North American Potash Shipments
7-Yr Min-Max Range 2013/14 7-Yr Olympic Average

U.S. offshore imports expected to drop in 2013/14
and rebound to average levels in 2014/15

0
50
100
150
200
250
Jul
2008/09
Jan Jul
2009/10
Jan Jul
2010/11
Jan Jul
2011/12
Jan Jul
2012/13
Jan Jul
2013/14
Jan
1,000 Tonnes
KCl
U.S. MOP Offshore Imports
Source: U.S. Department of Commerce
U.S. trade data one month delayed
0.0
0.1
0.1
0.2
0.2
0.3
0.3
Jul Aug Sep Oct Nov Dec Jan Feb Mar Apr May Jun
Mil Tons
KCl
North American MOP Imports
MIN MAX Range (06/07-12/13) 13/14 Fcst 7-Yr Oly Avg
Source: IPNI and Mosaic
0.0
0.2
0.4
0.6
0.8
1.0
1.2
1.4
1.6
1.8
96 97 98 99 00 01 02 03 04 05 06 07 08 09 10 11 12 13 14F15F
Mil Tons
KCl
North American MOP Imports
Source: IPNI, USDOC, and Mosaic
Fertilizer Year Ending June 30

Large
producer but lean channel inventories – need a
trigger to get the ‘K pig moving through the python’
40
0.0
0.5
1.0
1.5
2.0
2.5
3.0
3.5
4.0
Jul
2008/09
Jan Jul
2009/10
Jan Jul
2010/11
Jan Jul
2011/12
Jan Jul
2012/13
Jan Jul
2013/14
Jan
Mil Tonnes KCl North America MOP Producer Stocks
Source: IPNI
0.0
0.5
1.0
1.5
2.0
2.5
3.0
3.5
4.0
4.5
Jul Aug Sep Oct Nov Dec Jan Feb Mar Apr May Jun
Mil Tons
KCl
North American MOP Stocks
MIN MAX Range (06/07-12/13) 13/14 7-Yr Oly Avg
Source: IPNI and Mosaic

Factors to Watch and Handicap

Factors to Watch and Handicap

Agricultural Commodity Prices
– South American crop progress
• The market likely has baked in a record soybean crop but it could further weigh on prices once it is in the bin (Feb/Mar)
– Energy, biofuels and livestock prices
• But proposed changes to the U.S. RFS in 2014 likely will have only a limited impact in the near term
– U.S. Prospective Plantings report on March 31
• Less corn acreage is required but will farmers plant too much if 2015 new crop is $4.50+ and it is an early spring?
– China soybean (how large?) and corn (how low) imports
– Macroeconomic developments and their impact on exchange rates
– Instincts of the large speculative herd – what might drive them in or spook them out?

Factors to Watch and Handicap

Other P&K Fundamentals
– Global pipeline and producer inventories
• The “P” pig is moving through the python but when will the python swallow the “K” pig?
– Developments in India
•
Plant nutrient subsidy rates (2014/15 budget tabled by February 28)
• Settlement of P&K contracts
– Developments in China
• Settlement of K contract
• Phosphate exports – what volume at what price?
– New P&K supplies in 2014
• Continued ramp-up of Ma'aden production and commissioning of OCP granulation and acid plants
• Indian JV plants in Tunisia (Tifert) and Jordan (Jifco)
• Continued start-up of brownfield K projects and management of Canpotex proving runs
Triggers that could change sentiment
– Settlement of large contracts in China and India
– Agricultural commodity price breakout from current range
– Unexpected supply disruption (e.g. mine/plant outage or transportation glitch)
– Political or macroeconomic event

Market Outlook
Picking Up the Knife (and starting a fight?)
Mosaic AgCollege
Orlando, FL
January 14, 2014
Michael R. Rahm
Vice President
Market and Strategic Analysis
Andy Jung
Director
Market and Strategic Analysis
Thank You for Your Business!